UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Gaiam, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Gaiam, Inc.
360 Interlocken Boulevard
Broomfield, Colorado 80021

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY, JUNE 22, 2006

To Our Shareholders:

A special meeting of shareholders of Gaiam, Inc., a Colorado corporation, will be held on Thursday, June 22, 2006, at 9:30 a.m. at Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302. This meeting has been called to amend Gaiam’s Articles of Incorporation to allow certain shareholder actions in accordance with changes made in the Colorado Business Act, more specifically:

1.     to authorize an amendment to our Articles of Incorporation to provide that any action of shareholders that would otherwise require a shareholders’ meeting may be taken by the written consent of the required minimum number of shareholders without a meeting; and

2.     to transact such other business as may properly come before the meeting, or any adjournment(s) or postponement(s) thereof.

Gaiam’s board of directors has fixed the close of business on Tuesday, April 25, 2006, as the record date for determining the shareholders entitled to notice of, and to vote at, the special meeting. A complete list of shareholders entitled to vote at the meeting will be available for inspection by any shareholder of Gaiam prior to the meeting, upon written request showing a proper purpose, during normal business hours at Gaiam’s Broomfield, Colorado office. Only shareholders of record on the April 25, 2006 record date are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

A Notice of Special Meeting and a proxy card accompany this notice. To ensure that your shares are represented at the meeting, we urge you to mark your choice on the enclosed proxy card, sign and date the card and return it promptly in the envelope provided. Shareholders are cordially invited to attend the special meeting in person.

By Order of the Board of Directors,

Lynn Powers, Secretary Broomfield, Colorado June 5, 2006

YOUR VOTE IS IMPORTANT. WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

Gaiam, Inc.
360 Interlocken Boulevard
Broomfield, Colorado 80021

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 22, 2006

This proxy statement and the accompanying proxy card are being furnished to the shareholders of Gaiam, Inc. in connection with the solicitation of proxies by and on behalf of the Board of Directors of Gaiam for use at its special meeting of shareholders to be held on Thursday, June 22, 2006, starting at 9:30 a.m. at Hotel Boulderado, 2115 13th Street, Boulder, Colorado 80302, and at any adjournment(s) or postponement(s) thereof.

PURPOSE OF SPECIAL MEETING

At the special meeting, shareholders will be asked: (i) to authorize an amendment to our Articles of Incorporation to provide that any action of shareholders that would otherwise require a shareholders’ meeting may be taken by the written consent of the required minimum number of shareholders without a meeting; and (ii) to transact such other business as may properly be brought before the meeting. Our Board recommends a vote “FOR” the proposal listed herein.

QUORUM AND VOTING RIGHTS

The presence, in person or by proxy, of the holders of a majority of the outstanding votes eligible to be cast by our Class A and Class B Common Stock is necessary to constitute a quorum at the special meeting. Only shareholders of record at the close of business on the record date, Tuesday, April 25, 2006, will be entitled to notice of, and to vote at, the special meeting. As of the record date, there were 15,358,378 shares of Class A Common Stock, par value $.0001, and 5,400,000 shares of Class B Common Stock, par value $.0001, outstanding and entitled to vote. Holders of Class A Common Stock as of the record date are entitled to one vote for each share held and holders of Class B Common Stock as of the record date are entitled to ten votes for each share held. The holders of the Class A and Class B Common Stock will vote together. Once a quorum is present, action on a matter will be approved if the votes cast favoring the proposal exceed the votes cast opposing the proposal.

Mr. Jirka Rysavy, our Chairman and Chief Executive Officer, holds all 5,400,000 outstanding shares of Class B Common Stock and 1,664,000 shares of Class A Common Stock (or approximately 11% of the outstanding shares of Class A Common Stock). These shares are sufficient to constitute a quorum and to approve the proposal, and Mr. Rysavy has indicated that he plans to be present at the meeting and vote in favor of the proposal.

All shares of Common Stock represented by properly executed proxies will, unless the proxies have previously been revoked, be voted in accordance with the instructions indicated in the proxies. Abstentions and broker non-votes will have no effect on the result of the vote, although they will count towards the presence of a quorum. Any shareholder executing a proxy has the power to revoke the proxy at any time prior to its exercise. A proxy may be revoked prior to exercise by (a) filing with Gaiam a written revocation of the proxy, (b) appearing at the special meeting and voting in person, or (c) submitting to Gaiam a duly executed proxy bearing a later date.

The cost of preparing, printing, assembling and mailing this Proxy Statement and other material furnished to shareholders in connection with the solicitation of proxies will be borne by Gaiam. In addition, officers, directors and regular employees of Gaiam may solicit proxies by written communication, telephone or telegraph. These persons will receive no special compensation for any solicitation activities.

IT IS THE INTENTION OF THE AGENTS DESIGNATED IN THE ENCLOSED PROXY CARD TO VOTE “FOR” THE PROPOSAL BELOW. JIRKA RYSAVY, WHO HOLDS APPROXIMATELY 11% OF THE OUTSTANDING SHARES OF CLASS A COMMON STOCK AND 100% OF THE OUTSTANDING SHARES OF CLASS B COMMON STOCK, HAS INFORMED GAIAM THAT HE INTENDS TO VOTE HIS SHARES IN FAVOR OF THE PROPOSAL SET FORTH IN THIS PROXY STATEMENT.

PROPOSAL—AMENDMENT TO ARTICLES OF INCORPORATION

Effective April 22, 2005, the Colorado Business Corporation Act (the “CBCA”) was amended to provide that a required minimum number of shareholders could take actions without a meeting under certain circumstances. Under Section 7-107-104 of the CBCA, as amended, if expressly permitted by the articles of incorporation of a company, the shareholders holding the required number of shares may consent to an action in writing without the need to hold a meeting. The shareholders signing the consent must have the minimum number of votes that would be necessary to authorize or take action at a meeting at which all of the shares entitled to vote thereon were present and voted.

A majority of states in which public companies are organized include similar provisions permitting action by less than unanimous written consent of shareholders. The purpose of these provisions is to streamline the corporate governance process and eliminate the need to incur the unnecessary expense associated with convening special meetings of shareholders.

Gaiam’s Articles of Incorporation currently do not allow for action by written consent of shareholders entitled to vote on matters requiring their approval. Gaiam’s Board of Directors has adopted a resolution, subject to shareholder approval, to amend our Articles of Incorporation to provide that shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all of the shares entitled to vote thereon were present and voted may consent to such action in writing as permitted by Section 7-107-104 of the CBCA, as amended.

If the proposed amendment is approved by Gaiam’s shareholders, Article IV, Section F of Gaiam’s Articles of Incorporation would read as follows, with the addition of the second sentence quoted below:

“F.          Quorum and Voting Requirements. At all meetings of the shareholders, the holders of a majority of the votes eligible to be cast shall constitute a quorum. If a quorum is present, the affirmative vote of a majority of the votes eligible to be cast on the subject matter shall be the act of the shareholders unless the vote of a greater number or voting by groups is required by the Colorado Business Corporation Act or these Articles. Any action required or permitted by Articles 101 to 117 of the Colorado Business Corporation Act to be taken at a shareholders’ meeting may be taken without a meeting if shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted consent to such action in writing.”

Any solicitation to obtain written consents of the shareholders under the new provision would be required to comply with the proxy solicitation requirements of the Securities Exchange Act of 1934 and the related regulations of the SEC. In addition, the Exchange Act and related regulations would require that an information statement describing the action to be taken and explaining the reasons for such action, as well as its consequences, be sent to shareholders at least twenty (20) calendar days prior to the earliest date on which the action may be taken. Finally, Colorado law further requires that prompt written notice of any action taken by written consent of the shareholders shall be sent to those stockholders that have not given their written consent and who otherwise would have been entitled to vote on the action.

The Board believes that permitting action by less than unanimous written consent of shareholders will streamline the corporate governance process by eliminating unnecessary costs and delays associated with holding special shareholders meetings and by eliminating the expense and delays associated with obtaining unanimous written consent. The Board believes that adoption of the proposed amendment is in the best interest of Gaiam and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE
THE AMENDMENT TO THE ARTICLES OF INCORPORATION

BENEFICIAL OWNERSHIP OF SHARES

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 28, 2006, except as noted, for (i) each person (or group of affiliated persons) who, insofar as Gaiam has been able to ascertain, beneficially owned more than 5% of the outstanding shares of Class A or Class B Common Stock of Gaiam, (ii) each director and nominee for director, (iii) each executive officer named in the table above, and (iv) all current directors and executive officers as a group.

Title of Class of Common Stock	Name and Address of Beneficial Owner(1)		Amount and Nature of Beneficial Ownership(2)	Percent of Class
Class A	Jirka Rysavy	(3)	7,064,000	34.03%
	Prentice Capital Management, LP	(4)	3,338,519	21.74%
	Revolution Living LLC	(5)	2,500,000	16.28%
	Columbia Wanger Asset Management, L.P.	(6)	1,212,000	7.89%
	Lynn Powers	(7)	383,000	2.45%
	James Argyropoulos	(7)(8)	237,491	1.55%
	Janet Mathews	(7)	42,200	*
	Barnet Feinblum	(7)(9)	31,717	*
	Barbara Mowry	(7)	22,833	*
	Paul Ray	(7)	16,121	*
	Ted Nark	(7)	5,247	*
	David Golden	(5)	—	—
	All directors and officers as a group (10 persons)	(3)(7)	7,807,609	36.94%

Class B	Jirka Rysavy		5,400,000	100.0%
	All directors and officers as a group (10 persons)		5,400,000	100.0%

* Indicates less than one percent ownership

(1)           The address of all persons listed is 360 Interlocken Blvd., Broomfield, Colorado, 80021, except as      otherwise noted.

(2)           This table is based upon information supplied by officers, directors and principal shareholders on Schedule 13Ds and 13Gs and Forms 3, 4 and 5 filed with the Securities and Exchange Commission. All beneficial ownership is direct, except as otherwise noted. Share amounts include stock options exercisable within 60 days of April 28, 2006.

(3)           Includes 5,400,000 shares of Class A Common Stock obtainable upon conversion of Class B Common Stock.

(4)           Based on a Schedule 13D/A filed as of May 3, 2006. Includes shares managed by Prentice Capital Management, LP and Michael Zimmerman. The address for Prentice Capital Management, LP is 623 Fifth Avenue, 32rd Floor, New York, New York 10022.

(5)           Based on a Schedule 13D filed as of August 15, 2005. The address for Revolution Living LLC is 1717 Rhode Island Avenue, N.W., Washington, DC 20036. Revolution, LLC, the Stephen M. Case Revocable Trust and Stephen M. Case may be deemed to beneficially own such shares. David Golden is Executive Vice President and Chief Financial Officer of Revolution, LLC.

(6)           Based on a Schedule 13G filed as of February 14, 2006. The address for Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

(7)           Includes the following shares issuable upon the exercise of stock options which can be exercised within sixty days of April 28, 2006: Ms. Powers, 284,000; Mr. Argyropoulos, 10,000; Ms. Mathews, 41,600; Mr. Feinblum, 10,000; Ms. Mowry, 10,000; Mr. Nark, 5,000 and Mr. Ray, 10,000.

(8)           Includes 220,000 shares of Class A Common Stock held by Argyropoulos Investors.

(9)           Includes 4,000 shares of Class A Common Stock held by Mr. Feinblum’s wife, as to which Mr. Feinblum disclaims beneficial ownership.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals on matters appropriate for shareholder action at Gaiam’s annual meetings consistent with regulations adopted by the Securities and Exchange Commission. For shareholder proposals to be considered for inclusion in Gaiam’s proxy statement and form of proxy relating to the 2007 annual meeting of shareholders, they must be received by Gaiam not later than January 31, 2007, unless the date of the 2007 meeting of shareholders is changed by more than 30 days from June 22, 2007.

In addition, under the terms of Gaiam’s Bylaws, unless the date of the 2007 meeting of shareholders is changed by more than 30 days from June 22, 2007, shareholders who intend to present an item of business or nomination at the 2007 annual meeting of shareholders (other than a proposal submitted for inclusion in Gaiam’s proxy material(s)) must provide notice in writing of such business or nomination to Gaiam no earlier than March 16, 2007 and no later than April 20, 2007.

Such written notice must contain specified information, including, among other things, information as would be required to be included in a proxy statement under Securities and Exchange Commission rules, as set forth more fully in our Bylaws. All proposals or other notices should be addressed to Gaiam at 360 Interlocken Boulevard, Broomfield, Colorado 80021, Attention: Secretary.

OTHER MATTERS

Management does not intend to present, and has no information as of the date of preparation of this proxy statement that others will present, any business at the special meeting, other than business pertaining to matters set forth in the special meeting and this proxy statement. However, if other matters requiring the vote of the shareholders properly come before the special meeting, it is the intention of the persons named in the enclosed proxy to vote the proxies held by them in accordance with their best judgment on such matters.

YOUR VOTE IS IMPORTANT

WE URGE YOU TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED.

GAIAM, INC.
Proxy for Special Meeting of Shareholders
June 22, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GAIAM, INC.

The undersigned hereby appoints Jirka Rysavy and Lynn Powers as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock of Gaiam, Inc. held of record by the undersigned on April 25, 2006, at the special meeting of shareholders of Gaiam, Inc. and any adjournment or postponement thereof, as follows:

The undersigned has received the Notice of Meeting, the proxy statement relating to the special meeting of shareholders to be held June 22, 2006, and hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO AMEND GAIAM’S ARTICLES OF INCORPORATION.

PLEASE SIGN AND RETURN PROMPTLY.

PROPOSAL – AMENDMENT TO ARTICLES OF INCORPORATION

To authorize an amendment to our Articles of Incorporation regarding shareholder action by written consent. The Board of Directors recommends a vote FOR this proposal.

☐	FOR	☐	AGAINST	☐	ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Management is not presently aware of any such matters to be presented for action.

	Dated:	, 2006
Signature 1	Signature 2

Please sign exactly as your name or names appear on this proxy. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such, and where more than one executor, etc., is named, a majority must sign. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign full partnership name by an authorized person.

☐ Mark this box with an X if you have made changes to your name or address details.